UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 12, 2008


                              Wolf Resources, Inc.
             (Exact name of registrant as specified in its charter)

            Nevada                    0001328769                 20-2414965
(State or Other Jurisdiction         (Commission                (IRS Employer
     of Incorporation)               File Number)            Identification No.)

            564 Wedge Lane
             Fernley, NV                                            89408
(Address of Principal Executive Offices)                         (Zip Code)

        Registrant's Telephone Number, Including Area Code: 619-923-3060


                              Cantop Ventures, Inc.
         (Former name or former address, if changed since last report.)

This Current Report on Form 8-K is filed by Wolf Resources, Inc., a Nevada corporation (the "Company"), in connection with the items set forth below.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 12, 2008, Christopher Paterson resigned as the Company's Director and sole Officer. On September 12, 2008, the Board, pursuant to their authority vested by Nevada Revised Statutes Sections 78.335(6) and 78.130(4), appointed James Fitzsimons as the Company's sole Officer and as a Director effective as of September 12, 2008.

During the past five years, James Fitzsimons has been employed by Reta Holding SA of Paradiso, Switzerland, also serving as a member of the board of directors of Kapital Finanz und Treuhand Gesellshaft (Capital Finance and Trust Company) a licensed and regulated asset and fund management company and a full member of SECA (Swiss Private Equity & Corporate Finance Association). Mr. Fitzsimons has been active in the mineral extraction industry for over 15 years, and has been active within the oil and gas industry in the state of Oklahoma for over five years. Mr. Fitzsimons received a Bachelor of Laws degree from University College London and his industry knowledge comes from direct experience of the oil and gas business both in Europe and the United States. Mr. Fitzsimons is an elected member of the Schweizerische Vereinigung von Petroleum-Geologen und -Ingeneuren (Swiss Association of Petroleum Geologists and Engineers) and a member of the American Geophysical Union.

Mr. Fitzsimons is not related to any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer. The Company does not have an employment contract with Mr. Fitzsimons.

The following individuals serve or will serve as the directors and executive officers of our company. All directors of our company hold office until the next annual meeting of our shareholders or until their successors have been elected and qualified. The executive officers of our company are appointed by our board of directors and hold office until their death, resignation or removal from office.

                                                                                 Date First Elected
      Name                  Position Held With Our Company              Age         or Appointed
      ----                  ------------------------------              ---         ------------
James Fitzsimons         President/CEO/CFO/Secretary/Treasurer          47         September 12, 2008
                         Director (effective September 12, 2008)

Robert Roth              Director                                       37         February 28, 2005

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Wolf Resources, Inc.


Date: September 12, 2008                     By: /s/ James Fitzsimons
                                                -----------------------------
                                                James Fitzsimons
                                                President


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